UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

See Item 5.03 below for a description of amendments approved by the Board of Directors of Perry Ellis International, Inc., a Florida corporation (the “Company”), to update the Company’s form of director’s and officer’s indemnification agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As part of an overall update of its governing documents and as part of an effort to make the Company’s governing documents more accessible and transparent to shareholders, on December 5, 2014, the Company filed the Third Restated Articles of Incorporation (the “Restated Articles”) with the Florida Secretary of State, which were approved by the Company’s Board of Directors (the “Board”) on December 2, 2014. As permitted by Section 607.1007 of the Florida Business Corporation Act (the “FBCA”), the Restated Articles restate and integrate the provisions of the Company’s existing Amended and Restated Articles of Incorporation and all subsequent amendments thereto. The Restated Articles do not contain any amendments requiring shareholder approval that were not previously approved by shareholders. The foregoing description of the Restated Articles does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Articles adopted by the Board, a copy of which is attached to this Report as Exhibit 3.1 and incorporated by reference herein in its entirety.

As a further part of the Company’s updating of its governing documents, effective December 2, 2014, the Board approved the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). With respect to a number of the amendments included in the Amended and Restated Bylaws and consistent with the Company’s objective of making the Company’s governing documents more accessible and transparent to shareholders, the Company has incorporated into the Amended and Restated Bylaws provisions that have historically been in the Company’s Articles of Incorporation so as to increase the transparency to shareholders of such provisions as shareholders may be more accustomed to looking for such provisions in a corporation’s bylaws. Among other things, the Amended and Restated Bylaws:

•	Incorporate current provisions of the FBCA, such as a provision permitting the transmission of proxies by electronic means;

•	Incorporate the provisions of Article IV of the Restated Articles, relating to advance notice of shareholder proposals, including those describing the time periods for providing advance notice of shareholder proposals (not less than 60, nor more than 90 days prior to the date of an annual meeting of shareholders) and the information required to be included in such notice, and clarified procedural matters such as the prerequisites for a shareholder to bring business before a shareholders’ meeting and a requirement to update and supplement such information;

•	Include amendments to conform the provisions relating to special meetings of shareholders to be consistent with the provisions of Article V of the Restated Articles relating to special meetings of shareholders.

•	Incorporate the provisions of Article VII of the Restated Articles, relating to advance notice of shareholder nominations of candidates for election to the Board of Directors, including those describing the time periods for providing advance notice of director nominations (not less than 60, nor more than 90 days prior to the date of an annual meeting of shareholders) and the information required to be included in such notice, and clarified procedural matters such as the prerequisites for a shareholder to bring a nomination before a shareholders’ meeting, and a requirement to update and supplement such information;

•	Incorporate the provisions of Article IX of the Restated Articles, which provides for mandatory indemnification of the Company’s directors, officers and any persons serving at the Company’s request as an officer, director, member, employee or agent of another corporation partnership, joint venture, trust or other enterprise to the fullest extent not prohibited by law in existence either now or hereafter, but subject to customary limitations and carve-outs, and clarified that such indemnity should also apply to the indemnified person’s heirs, executors and administrators, and provided for mandatory advancement of expenses; and

•	Clarify the indemnification that the Company provides to its directors, officers and other agents to provide that such indemnification is to the fullest extent permitted by applicable law except as specifically limited by the Amended and Restated Bylaws. In connection with such amendments, provisions further detailing what is meant by indemnified proceedings, reimbursable expenses and actions in an official capacity have been included in the Amended and Restated Bylaws. In addition, the rights granted to indemnified persons to be advanced expenses incurred in defending a proceeding in advance of its final disposition have also been clarified to provide that the Company cannot impose on the indemnified person any conditions to the advancement of expenses or require from the indemnified person any undertakings regarding repayment other than an undertaking by or on behalf of the indemnified person to repay such amounts advanced if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company. Further, provisions were added to the Amended and Restated Bylaws to indicate that the Company is not obligated to indemnify any person in connection with any proceeding under the enumerated circumstances described in the Bylaws. Other provisions provide a process for the Company’s Board of Directors to determine that indemnification is proper in a particular circumstance, provide that the indemnification provided by the Amended and Restated Bylaws is not exclusive of other indemnification that may be provided to the director or officer, authorize the Company to procure director and officer liability insurance and provide that the conduct of one indemnified person will not be imputed to another.

In addition to the foregoing, there are various other “clean-up” changes to the Amended and Restated Bylaws including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, capitalization of defined terms, changes to conform the Amended and Restated Bylaws to the provisions of the FBCA and the Restated Articles and the inclusion of specific references to the FBCA and the Restated Articles.

The foregoing description of various amendments included in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is attached to this Report as Exhibit 3.2 and incorporated by reference herein in its entirety.

Also effective December 2, 2014, the Company’s Board of Directors approved an amended form of director’s and officer’s indemnification agreement. In addition to clarifying that the indemnification the Company provides to its directors, officers and other agents is to the fullest extent permitted by applicable law, except as otherwise specifically limited contractually or by the Amended and Restated Bylaws, many of the revisions to the amended form of indemnification agreement are to conform the Company’s prior form of indemnification agreement to the indemnification provisions of the Amended and Restated Bylaws, including, but not limited to, those referenced above. The foregoing description of the amended form of indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the amended form of indemnification agreement, a copy of which is attached to this Report as Exhibit 99.1 and incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Third Restated Articles of Incorporation of Perry Ellis International, Inc.

3.2	Amended and Restated Bylaws of Perry Ellis International, Inc.

99.1	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: December 8, 2014	By:	/s/ Cory Shade
Cory Shade, SVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Restated Articles of Incorporation of Perry Ellis International, Inc.

3.2	Amended and Restated Bylaws of Perry Ellis International, Inc.

99.1	Form of Indemnification Agreement.